SUPPLEMENT TO THE CURRENTLY EFFECTIVE
                                  PROSPECTUSES

                                ----------------

                            DWS Japan Equity Fund



The following revises "The portfolio manager" section of the prospectuses:

The portfolio manager

The following portfolio manager handles the day-to-day management of the fund.


  Kenji Chihara
  Director of Deutsche Asset Management
  (Japan) Limited and Portfolio Manager
  of the fund.
   o Joined Deutsche Trust Bank in 1997 and transferred to Deutsche Asset Management (Japan) Limited in October 2005.
   o  Joined the fund in 2005.
   o  Formerly Chief Investment Officer of Deutsche Trust Bank.
   o  Over 18 years of investment industry experience.
   o Previously served as Japanese Equity Fund Manager at Okasan Investment Management for five years and in various positions at Okasan Securities for five years prior to joining Deutsche Asset Management Group.
   o BA, Kyushu University, Chartered Member of the Security Analysts Association of Japan.

The fund's Statement of Additional Information provides additional information about the portfolio manager's investments in the fund, a description of his compensation structure and information regarding other accounts he manages.



               Please Retain This Supplement for Future Reference



                                                                     [Logo]DWS
August 10, 2006                                                        SCUDDER
                                                           Deutsche Bank Group